UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 25, 2015

Wesco Aircraft Holdings, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35253	20-5441563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24911 Avenue Stanford

Valencia, California 91355

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (661) 775-7200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 25, 2015, the Board of Directors (the “Board”) of Wesco Aircraft Holdings, Inc. (the “Company”) appointed David J. Castagnola to serve as the Company’s President and Chief Executive Officer, effective May 4, 2015.  The Board also acted to increase the size of the Board by one director and appointed Mr. Castagnola to fill the newly-created vacancy.  Mr. Castagnola will serve as a Class I director, with his initial term expiring at the Company’s 2018 annual meeting of stockholders.  On May 4, 2015, Hal Weinstein will resign as Interim Chief Executive Officer and will retire from the Company after a transition period.

Mr. Castagnola, age 57, has over 35 years of experience in the aerospace and defense industries, including 32 years at Goodrich Corporation (“Goodrich”), which became part of UTC Aerospace Systems (“UTC Aerospace”) after its acquisition by United Technologies Corporation in 2012.  UTC Aerospace is one of the world’s largest suppliers of technologically advanced aerospace and defense products.  Most recently, Mr. Castagnola served as President, Landing Systems at UTC Aerospace from 2014 to 2015, where he led the merger and integration of UTC Aerospace’s Landing Gear and Wheels and Brakes business units.  Prior to that, he served as President of the Landing Gear business unit from 2011 to 2013, where he oversaw the design, manufacture and support of landing gear systems for commercial and military customers around the world.  He also served as Vice President General Manager, Programs and Manufacturing, Aerostructures Business from 2008 to 2010; Vice President Boeing Programs, Aerostructures from 2002 to 2008; Vice President, In Production Business from 2000 to 2002; and General Manager, 717-200 Nacelle Business from 1999 to 2000.  Prior to that, Mr. Castagnola served in various positions in tool design, manufacturing engineering, total quality management and program management at Goodrich and Rohr Inc. (which Goodrich acquired in 1997) between 1983 and 1999.  He began his career at San Diego Aircraft Engineering, where he served in various tool design and engineering capacities between 1978 and 1983.  He received his Bachelor of Science degree in Industrial Technology, with an emphasis in Manufacturing Technology, from San Diego State University.

The Board has approved the following terms and conditions for Mr. Castagnola’s employment: Mr. Castagnola’s annual base salary will initially be $700,000 for fiscal years 2015 and 2016, subject to increase in future years upon review by the Compensation Committee of the Board (the “Compensation Committee”) and the Board. He will also be eligible to receive an annual cash bonus award under the Company’s Management Incentive Plan targeted at 100% of base salary (the target will be $350,000 for the partial fiscal year 2015), subject to the attainment of individual and Company performance goals. In connection with his commencement of employment, Mr. Castagnola will receive an initial equity grant of restricted stock or restricted stock units having a targeted grant date fair value of $1,500,000, which grant will be eligible to vest in a single installment after three years and which may be subject to performance vesting conditions as may be determined at the time of the award grant, which will occur upon or shortly after Mr. Castagnola’s start date. Mr. Castagnola will be eligible to receive subsequent periodic equity awards in accordance with the Company’s regular practices. For the grant cycle that is expected to occur in the first quarter of fiscal year 2016, it is anticipated that Mr. Castagnola will be eligible for an award with a targeted grant date fair value of $1,400,000, to be delivered in such forms and subject to such vesting and other terms and conditions as will be determined at the time of grant. Mr. Castagnola will also receive reimbursement of reasonable moving expenses incurred in connection with his relocation to the vicinity of the Company’s headquarters in Valencia, California and will participate in other employee benefit plans on the same basis as other senior executives, including use of a company-paid automobile.

In addition, Mr. Castagnola and Wesco Aircraft Hardware Corp. (“Hardware”), a wholly owned subsidiary of the Company, entered into a severance agreement dated as of April 6, 2015. The severance agreement provides that, upon the termination of Mr. Castagnola’s employment without cause or his resignation of employment for good reason (each a “Qualifying Termination”), Mr. Castagnola will be entitled to, subject to his signing and not revoking a general release of claims, (i) severance payments equal to one times his annual base salary; (ii) a pro-rated bonus for the year of termination (based on actual performance for the fiscal year); (iii) continued use of his Hardware-owned or leased automobile, and reimbursement of operating and maintenance expenses, for six months following his termination; and (iv) monthly payments of an amount equal to the COBRA premium required to continue group medical, dental and vision coverage for 12 months following his termination.

If a Qualifying Termination occurs within two years after a change in control of the Company, the severance agreement provides that Mr. Castagnola will be entitled to, in lieu of the amounts above, (i) severance payments equal to two times the sum of his annual base salary plus target annual bonus amount; (ii) continued use of his Hardware-owned or leased automobile, and reimbursement of operating and maintenance expenses, for six months following his termination; and (iii) monthly payments of an amount equal to the COBRA premium required to continue group medical, dental and vision coverage for 24 months following his termination. In addition, if a Qualifying Termination occurs within two years after a change in control of the Company, the severance agreement provides that all of Mr. Castagnola’s unvested equity or equity-based awards will fully vest, provided that, unless a provision more favorable to Mr. Castagnola is included in the applicable award agreement, any such awards that are subject to performance-based vesting conditions will only be payable subject to the attainment of the performance measures for the applicable performance period as provided under the terms of the applicable award agreement.

The foregoing amounts are in addition to the payment of all earned but unpaid base salary through Mr. Castagnola’s termination date and other vested benefits to which he is entitled under the Company’s benefit plans and arrangements.

The severance agreement contains non-disparagement, confidentiality and assignment of inventions provisions for the Company’s benefit and prohibits Mr. Castagnola from soliciting Hardware’s employees for a period of two years following his termination.

The severance agreement has an initial term of three years, subject to automatic extension for successive one-year periods thereafter unless Hardware delivers notice of non-renewal to Mr. Castagnola at least 90 days before the end of the then-current contract term. If a change in control occurs, the term is automatically extended until the two-year anniversary of the change in control date. In addition, if a Qualifying Termination occurs, the term is automatically extended as necessary to allow each party’s rights and obligations under the severance agreement to be fully satisfied.

The summary of the severance agreement contained in this Item 5.02 is qualified in its entirety by reference to the severance agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Upon the commencement of his employment, Mr. Castagnola is also expected to enter into the Company’s standard indemnification agreement, the form of which was filed as an exhibit to the Company’s registration statement on Form S-1, as amended (Registration No. 333-173381).

A copy of the Company’s press release announcing the appointment of Mr. Castagnola as President and Chief Executive Officer and as a director is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements (including within the meaning of the Private Securities Litigation Reform Act of 1995) concerning the Company and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of management, as well as assumptions made by, and information currently available to, such management. Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “would,” “should,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements.

Factors that could cause actual results to differ materially from those in the forward-looking statements include: general economic and industry conditions; conditions in the credit markets; changes in military spending; risks unique to suppliers of equipment and services to the U.S. government; risks associated with the Company’s long-term, fixed-price agreements that have no guarantee of future sales volumes; risks associated with the loss of significant customers, a material reduction in purchase orders by significant customers or the delay, scaling back or elimination of significant programs on which the Company relies; the Company’s ability to effectively compete in its industry; the Company’s ability to effectively manage its inventory; risks associated with the Company’s rapid expansion; the Company’s suppliers’ ability to provide it with the products the Company sells in a timely manner, in adequate quantities and/or at a reasonable cost; the Company’s ability to maintain effective information technology systems; the Company’s ability to retain key personnel; risks associated with the Company’s international operations; the Company’s dependence on third-party package delivery companies; fluctuations in the Company’s financial results from period-to-period; environmental risks; risks related to the handling, transportation and storage of chemical products; risks related to the aerospace industry and the regulation thereof; the Company’s ability to successfully integrate Haas Group Inc. in a timely fashion; failure to realize anticipated benefits of the combined operations; risks relating to unanticipated costs of integration; risks associated with assumptions the Company makes in connection with its critical accounting estimates and legal proceedings; risks related to the Company’s indebtedness; and other risks and uncertainties.

The foregoing list of factors is not exhaustive.  You should carefully consider the foregoing factors and the other risks and uncertainties that affect the Company’s business, including those described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the Securities and Exchange Commission.  All forward-looking statements included in this communication (including information included or incorporated by reference herein) are based upon information available to the Company as of the date hereof, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01                   Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Description

10.1	Executive Severance Agreement with David Castagnola, dated as of April 6, 2015

99.1	Press Release, issued by the Company on April 6, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2015	WESCO AIRCRAFT HOLDINGS, INC.

	By:	/s/ K. Lynn Mackison
K. Lynn Mackison
Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Executive Severance Agreement with David Castagnola, dated as of April 6, 2015

99.1	Press Release, issued by the Company on April 6, 2015